FIRST AMENDMENT
                                       TO
                             STOCK ESCROW AGREEMENT


         THIS FIRST AMENDMENT TO STOCK ESCROW AGREEMENT (this "Amendment") made as of the 30th day of November, 1996, by and among Continental Stock Transfer and Trust Company, Life Critical Care Corporation (the "Company") and each of the stockholders of the Company listed on Schedule I annexed hereto.

                                    RECITALS

         The parties are parties to a Stock Escrow Agreement among them dated November 25, 1996 (the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows:

                  1.1. Section 1 of the Agreement is amended by deleting "600,000 shares" from the third line thereof and by inserting in lieu thereof the following: "525,000 shares".

                  1.2. Section 3(a) is amended by deleting "300,000" from the second line thereof and by inserting in lieu thereof the following:
"262,500".

                  1.3. Schedule I of the Agreement is hereby deleted and replaced by Schedule I to this Amendment, attached hereto and hereby made a part hereof.

         Section 2. Effect of this Amendment. Except as hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two or more counterparts, all of which when taken together shall constitute one and the same original.

          IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

                                           CONTINENTAL STOCK TRANSFER
                                           AND TRUST COMPANY


                                           By:  ______________________________
                                                  Name:
                                                  Title:


                                           LIFE CRITICAL CARE CORPORATION


                                           By:  _______________________________
                                                  Name:  Thomas H. White
                                                  Title: President


                                           ____________________________________
                                           Thomas H. White


                                           ____________________________________
                                           Gregory A. Poloni


                                           ____________________________________
                                           Anthony R. Morgenthau


                                           ____________________________________
                                           Richard M. Andzel


                                           ____________________________________
                                           Amy E. Parker

                                   SCHEDULE I
                                       to
                                FIRST AMENDMENT
                                       to
                             STOCK ESCROW AGREEMENT


         Name of Stockholder              Number of Escrow Shares

         Thomas H. White                          270,000
         Amy E. Parker                            153,000
         Gregory A. Poloni                         34,000
         Anthony R. Morgenthau                     34,000
         Richard M. Andzel                         34,000
                                                 --------

                                    TOTAL:        525,000